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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                           UNITED PARCEL SERVICE, INC.

                                  $500,000,000

                                    UPS NOTES

             WITH MATURITIES OF 9 MONTHS OR MORE FROM DATE OF ISSUE

                             SELLING AGENT AGREEMENT

                                                               November 17, 2006

The Purchasing Agents Listed in
       Schedule I hereto

Dear Sirs:

     United Parcel Service, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell up to $500,000,000 aggregate principal amount of its UPS Notes (the "NOTES") with maturities of 9 months or more from date of issue pursuant to the provisions of the Indenture, dated as of August 26, 2003 (the "INDENTURE"), between the Company and Citibank, N.A., as Trustee (the "Trustee"). The Notes shall have the maturity ranges, interest rates and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Notes will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture.

     Subject to the terms and conditions contained in this Selling Agent Agreement (the "AGREEMENT") and to the reservation by the Company of the right to sell up to $50,000,000 aggregate principal amount of Notes directly on its own behalf or indirectly through agents other than the Agents (as hereinafter defined) in up to ten separate transactions, the Company hereby (i) appoints each of you as an agent of the Company (individually, an "AGENT" and collectively the "AGENTS") for the purpose of soliciting and receiving offers to purchase Notes from the Company and (ii) agrees that whenever the Company determines to sell Notes pursuant to this Agreement, such Notes shall be sold pursuant to a Terms Agreement (as defined in Section IV(b) below) relating to such sale in accordance with the provisions of Section IV(b) hereof between the Company and LaSalle Financial Services, Inc. (the "PURCHASING AGENT"), with the Purchasing Agent purchasing such Notes as principal for resale to others. You hereby agree to use your reasonable best efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify and in accordance with the terms hereof. This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Notes or an obligation of any of the Agents to purchase Notes.

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                                       I.

     The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (No. 333-108272) relating to the Notes and the offering thereof, from time to time, in accordance with Rule 415 under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The term "REGISTRATION STATEMENT" as used with respect to a particular issue of the Notes means the registration statement, as from time to time amended or supplemented, at the time of its effectiveness for purposes of Section 11 of the Securities Act as such section applies to the Company and the Agents for such offering of Notes pursuant to Rule 430B(f)(1) and Rule 430B(f)(2) under the Securities Act (the "EFFECTIVE TIME"), including (i) all documents then filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B(f)(1) under the Securities Act, to be part of the Registration Statement at the Effective Time. The Registration Statement was declared effective by the Commission on September 8, 2003, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"). The Company has prepared or will promptly prepare for filing with, or transmission for filing to, the Commission, pursuant to Rule 424 under the Securities Act, a prospectus supplement (the "PROSPECTUS SUPPLEMENT") for the purpose of supplying information in respect of the public offering of the Notes. The term "BASE PROSPECTUS" means the prospectus included in the Registration Statement exclusive of any supplement filed pursuant to Rule 424. The Base Prospectus, as supplemented by the Prospectus Supplement, is referred to herein as the "PROGRAM PROSPECTUS." Prior to the determination of the final terms of a particular issue of the Notes the term "PROSPECTUS" means the Program Prospectus, and after such determination, such document plus a supplement (the "PRICING SUPPLEMENT") prepared for the sale of a particular issue of the Notes and including a description of the final terms of the particular issue of Notes and the terms of the offering thereof. The term "PERMITTED FREE WRITING PROSPECTUS" as used herein means any "issuer free writing prospectus," as defined in Rule 433 under the Securities Act ("RULE 433"), the form of which is attached as Exhibit D and relating to the Notes and intended for general distribution to prospective investors that (i) is required to be filed with the Commission by the Company, or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g). The "PRICING EFFECTIVE TIME" as used herein shall occur when either (i) a Permitted Free Writing Prospectus with the final terms of the offering and the Program Prospectus, or (ii) the Pricing Supplement, prepared by the Company, and the Program Prospectus, shall be made available to the Agents for electronic delivery to purchasers (the documentation in (i) or (ii), as applicable, in the aggregate, the "PRICING DISCLOSURE MATERIAL").

                                       II.

     Your obligations hereunder are subject to the following conditions, each of which shall be met on such date as you and the Company shall subsequently fix for the commencement of your obligations hereunder (the "COMMENCEMENT DATE"):


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          (a) No litigation or proceeding shall be threatened or pending to restrain or enjoin the issuance or delivery of the Notes, or which in any way questions or affects the validity of the Notes. No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission. There shall have been no material adverse change in the consolidated financial condition of the Company and its subsidiaries, considered as a whole (a "MATERIAL ADVERSE CHANGE"), from that set forth in the Registration Statement and the Prospectus (excluding any amendments or supplements to the Prospectus since the relevant Pricing Effective Time, if any).

          (b) You shall have received on the Commencement Date a certificate of the Company dated such Commencement Date and signed by an executive officer of the Company to the foregoing effect. The officer signing such certificate may rely upon the best of his knowledge as to proceedings threatened.

          (c) You shall have received a favorable opinion of King & Spalding LLP, counsel for the Company, dated the Commencement Date, to the effect that:

               (i) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware with the corporate power and authority to own its properties and conduct its business as described in the Prospectus.

               (ii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity; and the Indenture has been duly qualified under the Trust Indenture Act.

               (iii) The Notes have been duly authorized and, when the terms thereof have been established in accordance with the Indenture and when executed, authenticated, issued and delivered in the manner provided for in the Indenture against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity.

               (iv) This Agreement has been duly authorized, executed and delivered by the Company.

               (v) No authorization, consent or approval of, or registration or filing with, any governmental or public body or regulatory authority is required on the part of the Company for the issuance of the Notes in accordance with the Indenture or the sale of the Notes in accordance with this Agreement other than


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          the registration of the Notes under the Securities Act, qualification of the Indenture under the Trust Indenture Act and compliance with the securities or Blue Sky laws of various jurisdictions.

               (vi) The statements in the Prospectus under the captions "Description of Debt Securities", "Description of Notes" and "Certain United States Federal Income Tax Considerations", insofar as such statements constitute summaries of the documents (or provisions thereof) or statutes (or provisions thereof) referred to therein, fairly present the information required to be described with respect to such documents (or provisions thereof) or statutes (or provisions thereof) and fairly summarize in all material respects such documents (or provisions thereof) or statutes (or provisions thereof).

               (vii) The Indenture and the form of the Notes conform in all material respects to the descriptions thereof in the Prospectus.

               (viii) The Registration Statement has become effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending under the Securities Act.

               (ix)(A) Each document, if any, filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and incorporated by reference in the Prospectus, when such document was filed with the Commission, complied as to form in all material respects with the Exchange Act and the rules and regulations thereunder; and (B) the Registration Statement, as of its effective date, and the Prospectus, as of its issue date and the Commencement Date, complied as to form in all material respects with the requirements of the Trust Indenture Act and the Securities Act and the rules and regulations thereunder (in each case other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data and Form T-1 included or incorporated by reference therein).

          In addition, King & Spalding LLP shall state that, in its capacity as counsel for the Company, it has rendered legal advice and assistance in connection with the Company's preparation of the Registration Statement and the Prospectus. Rendering such assistance included, among other things, discussions and inquiries concerning various legal matters, the review of certain documents, and participating in conferences with officers and other representatives of the Company, representatives of the Company's independent auditors and representatives of the Agents and their counsel during which the contents of the Registration Statement and the Prospectus and related matters were discussed and reviewed. Such counsel shall state that although it is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the information that was developed in the course of the performance of the services referred to above, nothing came to their attention that causes them to believe that (A) each part of


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     the Registration Statement (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data and the Form T-1 included or incorporated by reference therein), at the time it became effective, and if any amendment to the Registration Statement has been filed with the Commission subsequent to such date, at the time of the most recent filing, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein), as of its issue date and as of the Commencement Date, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) You shall have received a favorable opinion of counsel in the Legal Department of the Company, reasonably satisfactory to the Agents, dated the Commencement Date, to the effect that:

               (i) The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases material properties or in which the conduct of its business requires such qualification and in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries considered as a whole.

               (ii) The execution and delivery of the Indenture, the issuance of the Notes in accordance with the Indenture and the sale of the Notes pursuant to this Agreement: (A) do not and will not result in any violation of the certificate of incorporation or bylaws of the Company; (B) to such counsel's knowledge, do not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or other instrument binding upon the Company or any subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act (each, a "SIGNIFICANT SUBSIDIARY") that is material to the Company and its subsidiaries considered as a whole; and (C) do not and will not result in a violation of any existing material law, rule or regulation applicable to the Company or any of its subsidiaries or any material judgment, order, writ, injunction or decree known to such counsel of any governmental authority or court having jurisdiction over the Company or any of its subsidiaries.

               (iii) The Company has the corporate power and authority to authorize, issue and sell the Notes as contemplated by this Agreement.

               (iv) The statements in the (A) documents incorporated by reference into the Prospectus under the captions "Government Regulation" and "Legal Proceedings" in the Company's most recently filed Annual Report on Form 10-K and Part II, Item 1 of the Company's subsequently filed Quarterly Reports on Form 10-Q, if any (or comparable paragraphs under the caption "Liquidity and Capital Resources" in Part I, Item 2 of such Quarterly Reports on Form 10-Q, as


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          the case may be), and (B) the Registration Statement under Item 15, insofar as such statements purport to constitute summaries of the documents (or provisions thereof), statutes (or provisions thereof) or legal proceedings referred to therein, fairly present the information required to be described with respect to such documents (or provisions thereof), statutes (or provisions thereof) or legal proceedings and fairly summarize in all material respects such documents (or provisions thereof), statutes (or provisions thereof), or legal proceedings.

               (v) To such counsel's knowledge, there are no (A) legal or governmental proceedings pending or threatened to which the Company or any Significant Subsidiary is a party, or to which any of the properties of the Company or any Significant Subsidiary is subject, that are required to be described in the Registration Statement or the Prospectus and are not so described or (B) statutes, regulations or contracts that are required to be described in the Registration Statement or the Prospectus or contracts that are required to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (e) You shall have received on the Commencement Date a letter dated the Commencement Date from Deloitte & Touche LLP, independent auditors, containing statements and information of the type ordinarily included in auditors' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

          (f) You shall have received a favorable opinion of Gibson, Dunn & Crutcher LLP, counsel for the Agents, dated such Commencement Date, to the effect set forth in Section II(c) in clauses (ii), (iii), (iv), (vii) and
     (ix)(B) and the paragraph following clause (ix).

          (g) You shall have received a certificate of the secretary or assistant secretary of the Company as to the Certificate of Incorporation of the Company, the Bylaws of the Company and the resolutions authorizing the issuance and sale of the Notes and certain related matters.

     The obligations of the Purchasing Agent to purchase Notes as principal, both under this Agreement and under any Terms Agreement, are subject to the conditions that: (i) no litigation or proceeding shall be pending or, to the Company's knowledge, threatened to restrain or enjoin the issuance or delivery of the Notes, or which in any way questions or affects the validity of the Notes; (ii) no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose or pursuant to
Section 8A under the Securities Act shall be pending before or, to the Company's knowledge, threatened by the Commission; and (iii) there shall have been no Material Adverse Change in the consolidated financial condition of the Company and its subsidiaries, considered as a whole, from that set forth in the Registration Statement and the Prospectus, each of which conditions shall be met on the corresponding Settlement Date (as defined in Section IV(b) hereof). Further, if specifically called for by any written agreement by the Purchasing Agent to purchase Notes as principal, the Purchasing


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Agent's obligations hereunder and under such agreement shall be subject to such of the additional conditions set forth in clause (a), as it relates to the executive officer's certificate, and clauses (b), (c), (d) and (e) above, as agreed to by the parties, each of which such agreed conditions shall be met on the corresponding Settlement Date.

                                      III.

     In further consideration of your agreements herein contained, the Company covenants as follows:

          (a) The Company will furnish you, without charge, a copy of (i) the Indenture, (ii) the resolutions of the Board of Directors (or the Executive Committee) of the Company authorizing the issuance and sale of the Notes, certified by the Secretary or Assistant Secretary of the Company as having been duly adopted, (iii) the Registration Statement including exhibits and documents incorporated by reference therein, and (iv) as many copies of the Prospectus, any Permitted Free Writing Prospectus, any documents incorporated by reference therein, and any supplements and amendments thereto as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement, the Prospectus or the Pricing Disclosure Material (other than amendments or supplements to change interest rates and other than amendments or supplements in the form of the Company's periodic filings to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that are incorporated by reference in the Prospectus and the Pricing Disclosure Material), the Company will furnish you a copy of each such proposed amendment or supplement and afford you a reasonable opportunity to comment on any such proposed amendment or supplement.

          (c) The Company will furnish you copies of each amendment to the Registration Statement and of each amendment and supplement to the Prospectus or the Pricing Disclosure Material in such quantities as you may from time to time reasonably request. If at any time when the delivery of a Prospectus shall be required by law in connection with sales of any of the Notes, either (i) any event shall have occurred as a result of which the Prospectus or the Pricing Disclosure Material as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus or Pricing Disclosure Material as then amended or supplemented or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will (A) notify you to suspend the solicitation of offers to purchase Notes and if notified by the Company, you shall forthwith suspend such solicitation and cease using the Prospectus or the Pricing Disclosure Material, as applicable, as then amended or supplemented and (B) if the Company notifies you that it would like you to resume the solicitation of offers to purchase Notes, promptly prepare and file with the Commission such document incorporated by reference in the Prospectus or the Pricing Disclosure Material or an amendment or supplement to the Registration


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     Statement, the Prospectus or the Pricing Disclosure Material which will correct such statement or omission or effect such compliance and will provide to you without charge a reasonable number of copies thereof, which you shall use thereafter.

          (d) The Company will endeavor to qualify such Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and will pay all reasonable expenses (including fees and disbursements of counsel) in connection with such qualification; provided, that, in connection therewith the Company shall not be required to qualify as a foreign corporation to do business, or to file a general consent to service of process, in any jurisdiction.

          (e) The Company will make generally available to its security holders and to you as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering 12 month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Notes.

          (f) If the Company and the Purchasing Agent mutually agree to list Notes on any stock exchange (a "STOCK EXCHANGE"):

               (i) The Company will use its reasonable efforts, in cooperation with the Purchasing Agent, to cause such Notes to be accepted for listing on any such Stock Exchange, in each case as the Company and the Purchasing Agent shall deem to be appropriate. In connection with any such agreement to list Notes on a Stock Exchange, the Company shall use its reasonable efforts to obtain such listing promptly and shall furnish any and all documents, instruments, information and undertakings that may be reasonably necessary or advisable in order to obtain and maintain the listing.

               (ii) So long as any Note remains outstanding and listed on a Stock Exchange, if the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact relating to any matter described in the Prospectus the inclusion of which was required by the listing rules and regulations of such Stock Exchange on which any Notes are listed (the "LISTING RULES") or by such Stock Exchange, the Company will provide to the Purchasing Agent information about the change or matter and to amend or supplement the Prospectus in order to comply with the Listing Rules or as otherwise requested by the Stock Exchange.

               (iii) The Company will use reasonable efforts to comply with any undertakings given by it from time to time to any Stock Exchange on which any Notes are listed.

          (g) The Company promptly will notify the Purchasing Agent in writing in the event that the Company does not have a security listed on the New York Stock Exchange.


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          (h) The Company will notify the Agents immediately, and confirm such notice in writing, of any change in the rating assigned by any nationally recognized statistical rating organization, as such term is defined in Rule 436(g)(2) under the Securities Act, to the Medium-Term Note Program under which the Notes are issued (the "PROGRAM") or any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities.

                                       IV.

     (a) Solicitations as Agent. You hereby agree, as Agents hereunder, to use your reasonable best efforts to solicit and receive offers to purchase Notes upon the terms and conditions set forth herein and in the Prospectus and upon the terms communicated to you from time to time by the Company or the Purchasing Agent, as the case may be. For the purpose of such solicitation you will use the Prospectus as then amended or supplemented which has been most recently distributed to you by the Company, and you will solicit offers to purchase only as permitted or contemplated thereby and herein. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase Notes at any time for any period of time or permanently. Upon receipt of notice of any such suspension (which may be given orally) from the Company, you will as soon as practicable, but in any event no later than one business day after receipt of such instructions, suspend solicitation of offers to purchase until such time as the Company has advised you that such solicitation may be resumed. In addition, the Company reserves the right to sell, and may solicit and accept offers to purchase, up to $50,000,000 aggregate principal amount of Notes directly on its own behalf in up to ten separate transactions; and, in the case of any such sale not resulting from a solicitation made by any Agent, no Concession (as defined below) will be payable with respect to such sale.

     You are authorized to solicit orders for the Notes only in denominations of $1,000 or more (in multiples of $1,000). You are not authorized to appoint subagents or to engage the service of any other broker or dealer in connection with the offer or sale of the Notes without the consent of the Company; provided, however, the Purchasing Agent may engage the service of any other broker or dealer without the consent of the Company. The Purchasing Agent, however, on a periodic basis upon request, will provide the Company with a list of those brokers or dealers so engaged. In addition, unless otherwise instructed by the Company, the Purchasing Agent shall communicate to the Company, orally or in writing, the aggregate amount of each offer to purchase each proposed series or issuance of Notes. The Company shall have the sole right to accept offers to purchase Notes offered through you and may reject any proposed purchase of Notes as a whole or in part. You shall have the right, in your discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of your agreements contained herein.

     The Company agrees to pay the Purchasing Agent, as consideration for soliciting offers to purchase Notes, a concession in the form of a discount equal to the percentages of the principal amount of each Note sold not in excess of the concession set forth in Exhibit A (the "CONCESSION"). Notwithstanding the foregoing, for Notes that bear a zero interest rate and are


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issued at a substantial discount from the principal amount payable at the
Maturity Date (a "ZERO-COUPON NOTE"), the Company agrees to pay the Purchasing Agent, as consideration for soliciting the sale of the Zero-Coupon Notes, a Concession in the form of a discount equal to the percentages of the initial offering price of each Zero-Coupon Note sold not in excess of the Concession set forth in Exhibit A. The Purchasing Agent and the other Agents will share the Concession in such proportions as they may agree.

     Except as provided in Section IV(b) hereof, in soliciting offers to purchase Notes from the Company, you are acting solely as agent for the Company and not as principal. When acting on behalf of the Company on an agency basis, you will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been accepted by the Company, but you shall not have any liability to the Company in the event such purchase is not consummated for any reason, other than to repay to the Company any Concession with respect thereto.

     (b) Purchases as Principal. Each sale of Notes to an Agent as principal shall be made in accordance with the terms of this Agreement and a separate agreement, substantially in the form of Exhibit C, to be entered into on behalf of such Agent(s) by the Purchasing Agent, which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, the Purchasing Agent as principal. Each such separate agreement (which may be an oral agreement and confirmed in writing as described below between the Purchasing Agent and the Company) is herein referred to as a "TERMS AGREEMENT". A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Purchasing Agent. The Terms Agreement shall not be effective, and the Agents agree that no contract of sale may be entered into by the Agents in respect of a sale of Notes as described in this section, until the Company has made the Pricing Disclosure Material available to the Agents and the Pricing Effective Time occurs. The Purchasing Agent's agreement to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Except pursuant to a Terms Agreement, under no circumstances shall you be obligated to purchase any Notes for your own account. Each Terms Agreement, whether oral (and confirmed in writing which may be by facsimile transmission) or in writing, shall describe the Notes to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Notes to be purchased, the interest rate or formula and maturity date or dates of such Notes, the interest payment dates, if any, the price to be paid to the Company for such Notes, the initial public offering price at which the Notes are proposed to be reoffered, and the time and place of delivery of and payment for such Notes (the "SETTLEMENT DATE"), whether the Notes provide for a survivor's option or for optional redemption by the Company and on what terms and conditions, and any other relevant terms.

     In connection with the resale of the purchased Notes, you are not authorized, without the consent of the Company, to appoint subagents or to engage the service of any other broker or dealer, nor may you reallow any portion of the discount paid to you by the Company in excess of the designated reallowance portion; provided, however, that the Purchasing Agent may engage the service of any other broker or dealer without the consent of the Company. The Purchasing Agent however, on a periodic basis, will provide the Company with a list of those brokers or


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dealers so engaged. Unless authorized by the Purchasing Agent in each instance, no Agent will purchase and sell Notes for which an order from a client has not been received.

     Each purchase of Notes by the Purchasing Agent from the Company shall be at a discount from the principal amount of each such Note on the date of issue not in excess of the applicable Concession set forth in Exhibit A. Notwithstanding the foregoing, for Zero-Coupon Notes, each purchase of Zero-Coupon Notes by the Purchasing Agent from the Company shall be at a discount from the initial offering price of each such Note on the date of issue not in excess of the applicable Concession set forth in Exhibit A.

     (c) Public Offering Price. Unless otherwise authorized by the Company, all Notes, other than Zero Coupon Notes, shall be sold to the public at a purchase price not to exceed 100% of the principal amount thereof, plus accrued interest, if any. Zero-Coupon Notes shall be sold to the public at a purchase price no greater than an amount, expressed as a percentage of the principal face amount of such Notes, equal to (i) the net proceeds to the Company on the sale of such Notes, plus (ii) the Concession, plus (iii) accrued interest, if any. Such purchase price shall be set forth in the confirmation statement of the Agent responsible for such sale and delivered to the purchaser along with a notice of availability (pursuant to Rule 172 of the Securities Act) or a copy of the Pricing Disclosure Material.

     (d) Procedures. Procedural details relating to the issue and delivery of, and the solicitation of offers to purchase and payment for, the Notes, whether under Section IV(a) or IV(b), are set forth in the Administrative Procedures attached hereto as Exhibit B, as amended from time to time (the "PROCEDURES"). Unless otherwise provided in a Terms Agreement, the provisions of the Procedures shall apply to all transactions contemplated hereunder. You and the Company each agree to perform the respective duties and obligations specifically provided to be performed by each in the Procedures. The Procedures may only be amended by written agreement of the Company and each of you.

     (e) Information. The Company authorizes the Agents, in connection with their solicitation of purchase of the Notes, to use only the information taken from the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, and the documents incorporated therein by reference, and each of the Agents agrees that it has and will have sole responsibility for the completeness and accuracy of all other information, written or oral, furnished by such Agent and its agents and employees to purchasers and prospective purchasers of the Notes.

     (f) Prospectus Delivery. You shall, as required by applicable law, furnish to each person to whom you sell or deliver Notes a copy of the Prospectus (as then amended or supplemented) or, if delivery of the Prospectus is not required by applicable law, inform each such person that a copy thereof (as then amended or supplemented) will be made available upon request. You are not authorized to give any information or to make any representation not contained in the Prospectus or the documents incorporated by reference or specifically referred to therein in connection with the offer and sale of the Notes. You will not use any marketing materials other than the Prospectus and any Permitted Free Writing Prospectus in connection with any offer or sale of the Notes except for marketing materials prepared by the Company, if any, and furnished to you together with written authorization from the Company to the

Purchasing Agent to use the same hereunder. The Company hereby grants the Purchasing Agent a limited, non-exclusive, non-sublicenseable, non-assignable, revocable worldwide right and license to use the Company's name and logo (the "Logo") as displayed on Exhibit F in "Marketing Materials" that include only (i) brochures and (ii) the Purchasing Agent's website to identify the Company as a member of the Direct Access Notes Program in the Purchasing Agent's general materials and marketing objectives relating to the Direct Access Notes Program (the "MARKETING MATERIALS"). The Purchasing Agent shall not use the Company's name or Logo unless approved in writing by the Company prior to their use. Any approvals from or authorizations by the Company under this Section IV(e) may be transmitted electronically by the Company to the Purchasing Agent. The Purchasing Agent understands and agrees that the rights granted by the Company to use and display the Company's name and Logo convey to the Purchasing Agent no greater rights than those expressly stated herein and that, in particular, the Purchasing Agent shall at no time acquire any legal or equitable right, title or interest of any sort in the Company's name and Logo or in the use thereof. Unless terminated earlier, the Purchasing Agent's right to use the Company's name and Logo shall cease upon the end of the term of this Agreement.

     (g) Compliance With Laws. The Purchasing Agent is aware that other than registering the Notes under the Securities Act, no action has been or will be taken by the Company that would permit the offer, sale or purchase of the Notes or possession or distribution of the Prospectus or any other offering material relating to the Notes in any jurisdiction where action for that purpose is required. Accordingly, the Purchasing Agent agrees that it will obtain any consent, approval or permission required for the offer, sale or purchase by it of Notes under the laws and regulations in force in any such jurisdiction to which it is subject or in which it makes such offer, sale or purchase.

                                       V.

     The Company represents and warrants to the Agents that as of the date hereof, as of each date on which the Company accepts an offer to purchase Notes (including any purchase by the Purchasing Agent as principal, pursuant to a Terms Agreement or otherwise), as of each date the Company issues and sells Notes (each of the times referenced above being referred to herein as a "REPRESENTATION DATE"):

          (a)(i) Each document, if any, filed, or to be filed, pursuant to the Exchange Act and incorporated by reference in the Prospectus complied as to form when so filed, or will on the applicable Representation Date comply as to form, in all material respects with the Exchange Act and the rules and regulations thereunder; (ii) the Registration Statement, as of the latest effective date thereof, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) each Prospectus, if any, filed pursuant to Rule 424 under the Securities Act, complied as to form when so filed in all material respects with the Securities Act and the applicable rules and regulations thereunder; (iv) the Registration Statement and each Prospectus comply as to form and, as amended or supplemented, if applicable, will on the applicable Representation Date comply as to form in all material respects with the Securities Act and the applicable rules and regulations thereunder; (v) the Registration Statement and any amendment thereto, as of the applicable effective date of the Registration Statement or any such amendment, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (vi) the Prospectus and any amendment or supplement thereto, as of the date of the Prospectus or any such amendment or supplement, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (vi) at the time made available by the Company to the Agents for electronic delivery with respect to the Notes, the Pricing Disclosure Material will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented relating to the Notes or (ii) the Statement of Eligibility on Form T-1 of the Trustee.

          (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and the Pricing Disclosure Material, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or in good standing in any such jurisdiction.

          (c) The Company has an authorized capitalization as set forth in the financial statements incorporated by reference in the Prospectus and the Pricing Disclosure Material, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

          (d) The Notes have been duly authorized and, when the terms thereof have been established in accordance with the Indenture and when executed, authenticated, issued and delivered in the manner provided for in the Indenture against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity. The Indenture has been duly qualified under the Trust Indenture Act. The Indenture conforms and the Notes of any particular issuance of Notes will conform in all material respects to the descriptions thereof contained in the Prospectus and the Pricing Disclosure Material as amended or supplemented that relate to such Notes.

          (e) Other than as set forth in the Prospectus and the Pricing Disclosure Material, the Company and each of its subsidiaries have conducted their businesses and are in compliance in all material respects with all applicable federal and state laws and regulations, except for any conduct or noncompliance which would not have a material adverse effect on the Company and its subsidiaries considered as a whole.

          (f) The issue and sale of the Notes, the compliance by the Company with the provisions of the Notes, the Indenture, this Agreement and any Terms Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under: (i) the Certificate of Incorporation or By-Laws of the Company; (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except for such conflicts, breaches, violations or defaults under subsections (ii) or (iii) that would not result in a material adverse effect on the Company and its subsidiaries considered as a whole. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been obtained, or will have been obtained prior to the Commencement Date, under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

          (g) Other than as set forth in the Prospectus and the Pricing Disclosure Material, there are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which are of a character that are required to be disclosed in the Prospectus and Pricing Disclosure Material which have not been disclosed therein as required.

          (h) Immediately after any sale of Notes by the Company hereunder or under any Terms Agreement, the aggregate amount of Notes which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any other debt securities of the Company (other than such Notes) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

          (i) The Company is not, and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, the Company will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (j) The Program, as well as the Notes, are rated Aaa by Moody's Investors Service, Inc. and AAA by Standard & Poor's Ratings Services, or, after the Commencement Date, such other rating as to which the Company shall have most recently notified the Agents pursuant to Section III(h) hereof.

          (k) The Company has not distributed and will not distribute any offering material in connection with the offering and sales of the Notes other than the Prospectus, the Pricing Disclosure Materials, if any, and a Permitted Free Writing Prospectus and will not use a Permitted Free Writing Prospectus except in compliance with Rule 433 under the Securities Act and otherwise in compliance with the Securities Act.

     The above representations and warranties shall not apply to any statements or omissions made in the Prospectus or the Pricing Disclosure Material in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein. Each acceptance by the Company of an offer for the purchase of Notes and each issuance of Notes shall be deemed an affirmation by the Company that the foregoing representations and warranties are true and correct at the time, as the case may be, of such acceptance or of such issuance, in each case as though expressly made at such time. The representations, warranties and covenants of the Company shall survive the execution and delivery of this Agreement and the issuance and sale of the Notes.

     Unless the Company has suspended the solicitation of offers to purchase Notes pursuant to Section IV(a), each time the Registration Statement shall be amended by the filing of a post-effective amendment or a Form 10-K or Form 10-Q pursuant to Section 13 of the Exchange Act, or if agreed to by the Company in connection with a particular sale of Notes, the Company shall furnish the Agents with: (i) a written opinion, dated the date of such amendment, filing or as otherwise agreed, of counsel to the Company, in substantially the form previously delivered under Sections II(b) and II(c), but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented at such date; (ii) a letter, dated the date of such amendment, filing or as otherwise agreed, of Deloitte & Touche LLP, independent auditors, in substantially the form previously delivered under Section II(d), but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented at such date; and (iii) a certificate, dated the date of such amendment, filing or as otherwise agreed and signed by an executive officer of the Company, in substantially the form previously delivered under Section II(a), but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented at such date.

                                       VI.

     (a) The Company agrees to indemnify and hold harmless you, each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) you and each of your and such person's officers and directors against any and all losses, liabilities, costs or claims (or actions in respect thereof) to which any of them may become subject (including all reasonable legal and other costs of investigating, disputing or defending any such claim or action), insofar as such losses, liabilities, costs or claims (or actions in respect thereof) arise out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, any Pricing

Disclosure Materials, any Permitted Free Writing Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided, however that the Company shall not be liable for any such loss, liability, cost, claim or action arising from any statements or omissions made in reliance on and in conformity with written information provided by you to the Company expressly for use in the Registration Statement, any Prospectus, any Pricing Disclosure Materials, any Permitted Free Writing Prospectus or any amendment or supplement thereto.

     (b) Each Agent severally agrees to indemnify and hold harmless the Company, each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company and the Company's and such person's officers and directors from and against any and all losses, liabilities, costs or claims (or actions in respect thereof) to which any of them may become subject (including all reasonable legal and other costs of investigating, disputing or defending any such claim or action), insofar as such losses, liabilities, costs or claims (or actions in respect thereof) arise out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, any Pricing Disclosure Materials, any Permitted Free Writing Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company by such Agent expressly for use therein.

     (c) If any claim, demand, action or proceeding (including any governmental investigation) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to the preceding paragraphs, the indemnified party shall, promptly after receipt of notice of the commencement of any such claim, demand, action or proceeding, notify the indemnifying party in writing of the commencement of such claim, demand, action or proceeding, enclosing a copy of all papers served, if any; provided, that, the omission to so notify such indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this Section VI unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section VI for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where reasonably necessary) for all such indemnified parties. Such firm shall be designated in writing by the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding; and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section VI is unavailable to or insufficient to hold harmless an indemnified party under the preceding paragraphs of this Section VI in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Notes (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this Section VI(d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section VI(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section VI(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section VI(d), no Agent shall be required to contribute any amount in excess of the amount by which the total public offering price at which the Notes purchased by it in the offering giving rise to the damages were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this Section VI(d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

     (e) The indemnity and contribution agreements contained in this Section VI and the representations and warranties of the Company and you in this Agreement shall remain operative and in full force and effect regardless of: (i) any termination of this Agreement; (ii) any investigation made by or on behalf of the Agents; (iii) any investigation by an indemnified party or on such party's behalf or any person controlling an indemnified party or by or on behalf of the indemnifying party, its directors or officers or any person controlling the indemnifying party; and (iv) acceptance of and payment for any of the Notes.

                                      VII.

     This Agreement may be terminated at any time by the Agents, on the one hand, or the Company, on the other hand, upon the giving of five business days written notice of such termination to the other party. In the event of any such termination, neither party shall have any liability to the other party, except for obligations hereunder which expressly survive the termination of this Agreement and except that, if at the time of termination an offer for the purchase of Notes shall have been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto shall not yet have occurred, the Company shall have the obligations provided herein with respect to such Note or Notes.

     Subsequent to the execution of a Terms Agreement, (i) the Purchasing Agent may terminate such Terms Agreement and (ii), if the Purchasing Agent does not elect to terminate such Terms Agreement pursuant to clause (i) of this sentence, upon the request of an Agent with respect to Notes to be purchased through the Purchasing Agent by such Agent, the Purchasing Agent shall terminate such Terms Agreement to the extent of the Notes that were to be purchased through the Purchasing Agent by such requesting Agent, in each case immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto, if there shall have occurred any:

          (i) change in the long-term debt of the Company or any change, or any development involving a prospective change, in the financial condition or in the earnings, business or operations of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which is, in the judgment of the Purchasing Agent or such requesting Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of such Notes or enforce contracts for the sale of such Notes; or

          (ii) downgrading in the rating of the Company's debt securities (including the Notes) by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities
     Act) or public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of such debt securities; or

          (iii) banking moratorium declared by Federal or New York authorities, or the authorities of any country in whose currency any Notes are denominated under the applicable Terms Agreement; or

          (iv) outbreak or escalation of hostilities in which the United States or any country in whose currency any Notes are denominated under the applicable Terms Agreement is involved, any declaration of war by Congress, any material adverse change in financial markets or any other substantial national or international calamity or emergency if, in the judgment of the Purchasing Agent or such requesting Agent, the effect of any such outbreak, escalation, material adverse change, declaration, calamity or emergency makes it impractical or inadvisable to proceed with the public offering of such Notes or enforce contracts for the sale of such Notes; or

          (v) action by any governmental authority or any change, or any development involving a prospective change, involving currency exchange rates or exchange controls, which makes it impracticable or inadvisable in the judgment of the Purchasing Agent or such requesting Agent to proceed with the public offering of such Notes or enforce contracts for the sale of such Notes.

     If this Agreement is terminated, the last sentence of the second paragraph of Section IV(a), Section III(c), (d) and (e), Section VI, and the first paragraph of Section XII shall survive; provided, that, if at the time of termination of this Agreement an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Section III(a) and (b), and Section IV(b) and (d) shall also survive until time of delivery.

                                      VIII.

     Except as otherwise specifically provided herein, all statements, requests and notices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to you shall be sufficient in all respects if delivered in person or sent by facsimile transmission (confirmed in writing), or registered mail to you at your address, telecopier number set forth below by your signature and if to the Company shall be sufficient in all respects if delivered or sent by telecopier or registered mail to the Company at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328, Attention: Legal Department, telecopier number (404) 828-6912. All such notices shall be effective on receipt.

                                       IX.

     This Agreement shall be binding upon each of you and the Company, and inure solely to the benefit of you and the Company and any other person expressly entitled to indemnification hereunder and the respective personal representatives, successors and assigns of each, and no other person shall acquire or have any rights under or by virtue of this Agreement.

                                       X.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party to this Agreement irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this Agreement may be brought in any Federal or New York State court sitting in the Borough of Manhattan. By execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum.

                                       XI.

     If this Agreement is executed by or on behalf of any party, such person hereby states that at the time of the execution of this Agreement he has no notice of revocation of the power of attorney by which he has executed this Agreement as such attorney.

                                      XII.

     The Company will pay the expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto and any Permitted Free Writing Prospectus;
(ii) the preparation, issuance and delivery of the Notes; (iii) the fees and disbursements of the Company's counsel and auditors, of the Trustee and its counsel and of any paying or other agents appointed by the Company; (iv) the printing and delivery to you in quantities as hereinabove stated of copies of the Registration Statement and the Prospectus; (v) the reasonable fees and disbursements of Gibson, Dunn & Crutcher LLP, counsel for the Agents (including "Blue Sky" fees and disbursements, if any); (vi) if the Company lists Notes on a securities exchange, the costs and fees of such listing; and (vii) any fees charged by rating agencies for the rating of the Notes.

     The Company hereby acknowledges that the Agents will be acting pursuant to contractual relationship on an arm's length basis and in no event do the parties intend that the Agents act or be responsible as a fiduciary to the Company, their management, stockholders, creditors or any other person. The Company and the Agents each hereby expressly disclaim any fiduciary relationship and agree they are each responsible for making their own independent judgments with respect to any transactions entered into between them.

     This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     As used herein, "business day" means any day other than a Saturday, Sunday or any day on which banking institutions are authorized or required by law, regulation or executive order to be closed in the City of New York.

     If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Company and you.

                                        Very truly yours,

                                        UNITED PARCEL SERVICE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Confirmed and accepted
as of the date first above written:

LASALLE FINANCIAL SERVICES, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

LaSalle Financial Services, Inc.
327 Plaza Real, Suite 225
Boca Raton, FL 33432
Attention: Product Origination
Telecopier:
            -------------------------


CHARLES SCHWAB & CO., INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104
Attention:
           --------------------------
Telecopier:
            -------------------------

CITIGROUP GLOBAL MARKETS INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attention: Transaction Execution Group
Telecopier: (646) 291-5209


MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Merrill Lynch, Pierce, Fenner &
Smith Incorporated
4 World Financial Center, Floor 15
New York, New York 10080
Attention: Transaction Management
           Group
Telecopier: 212-449-2234


MORGAN STANLEY & CO. INCORPORATED


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Morgan Stanley & Co. Incorporated
1585 Broadway, 4th Floor
New York, New York 10036
Attention: Greg Hamwi
Telecopier: 212-507-2460

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway, 4th Floor
New York, New York 10036
Attention: Financing Services Group
Telecopier: 646-202-9159

SAMUEL A. RAMIREZ & CO., INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Samuel A. Ramirez & Co., Inc.
61 Broadway
New York, New York 10006
Attention:
           --------------------------
Telecopier:
            -------------------------


MURIEL SIEBERT & CO., INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Muriel Siebert & Co., Inc.
885 Third Avenue, Suite 1720
New York, New York 10022
Attention:
           --------------------------
Telecopier:
            -------------------------


UBS SECURITIES LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

UBS Securities LLC
800 Harbor Blvd.
Weehawken, New Jersey 07087
Attention: Taxable Fixed Income
           Department -- Corporate
           Desk
Telecopier: (201) 352-6900

WACHOVIA SECURITIES LLC


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Wachovia Securities LLC
901 East Byrd Street
River Front Plaza
West Tower, 3rd Floor
Richmond, VA 23219
Attention: George Curci
Fax: 804-868-2205

                                                                      SCHEDULE I

                                 Names of Agents

LaSalle Financial Services, Inc.
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Samuel A. Ramirez & Co., Inc.
Muriel Siebert & Co., Inc.
UBS Securities LLC
Wachovia Securities LLC

                                    EXHIBIT A

                                    UPS Notes
                           UNITED PARCEL SERVICE, INC.
                              DEALER AGENT PROGRAM

The following Concessions are payable as a percentage of the Price to Public of each note sold to or through the Purchasing Agent and will not exceed the amounts listed below.

9 months to less than 23 months........................................   0.600%
23 months to less than 35 months.......................................   0.850%
35 months to less than 47 months.......................................   1.375%
47 months to less than 59 months.......................................   1.625%
59 months to less than 71 months.......................................   2.000%
71 months to less than 83 months.......................................   2.250%
83 months to less than 95 months.......................................   2.250%
95 months to less than 107 months......................................   2.375%
107 months to less than 119 months.....................................   2.375%
119 months to less than 131 months.....................................   2.500%
131 months to less than 143 months.....................................   2.750%
143 months to less than 179 months.....................................   3.250%
179 months to less than 239 months.....................................   3.500%
239 months to 360 months...............................................   5.000%

                                    EXHIBIT B

                           UNITED PARCEL SERVICE, INC.
                                    UPS Notes
             WITH MATURITIES OF 9 MONTHS OR MORE FROM DATE OF ISSUE

                            ADMINISTRATIVE PROCEDURES

UPS Notes with maturities of nine months or more from date of issue (the "NOTES") are offered on a continuing basis by United Parcel Service, Inc. The Notes will be offered by LaSalle Financial Services, Inc. (the "PURCHASING AGENT"), Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC, Wachovia Securities LLC (collectively, the "AGENTS") pursuant to a Selling Agent Agreement among the Company and the Agents dated as of the date hereof (the "SELLING AGENT AGREEMENT") and one or more terms agreements substantially in the form attached to the Selling Agent Agreement as Exhibit C (each a "TERMS AGREEMENT"). The Notes are being resold by the Purchasing Agent (and by any Agent that purchases them from the Purchasing Agent) to (i) customers of the Agents or (ii) selected broker-dealers (the "SELLING GROUP") for distribution to their customers pursuant to a Master Selected Dealers Agreement (a "DEALERS AGREEMENT") attached hereto as Exhibit E. The Agents have agreed to use their reasonable best efforts to solicit offers to purchase Notes. The Notes will be senior debt and have been registered with the Securities and Exchange Commission (the "COMMISSION"). Citibank, N.A. is trustee (the "TRUSTEE") under an Indenture, dated as of August 26, 2003, between the Company and the Trustee (the "INDENTURE") covering the Notes. Pursuant to the terms of the Indenture, Citibank, N.A. also will serve as authenticating agent, issuing agent and paying agent. Each tranche of Notes will be issued in book-entry form and represented by one or more fully registered global notes without coupons (each, a "GLOBAL NOTE") held by the Trustee, as agent for the Depository Trust Corporation ("DTC") and recorded in the book-entry system maintained by DTC. Each Global Note will have the annual interest rate, maturity and other terms set forth in the relevant Pricing Supplement (as defined in the Selling Agent Agreement). Owners of beneficial interests in a Global Note will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture.

Administrative procedures and specific terms of the offering are explained below. Administrative responsibilities will be handled for the Company by its Treasury Department; accountable document control and record-keeping responsibilities will be performed by its Legal Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

Notes will be issued in accordance with the administrative procedures set forth herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Selling Agent Agreement or the Prospectus and the Pricing Supplement

(together, the "PROSPECTUS"), the relevant provisions of the Notes, the Indenture, the Selling Agent Agreement and the Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Selling Agent Agreement, the Prospectus in the form most recently filed with the Commission pursuant to Rule 424 of the Securities Act, or the Indenture.

                       ADMINISTRATIVE PROCEDURES FOR NOTES

In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated September 12, 2003, and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the "CERTIFICATE AGREEMENT"), dated October 31, 1988, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). The procedures set forth below may be modified in compliance with DTC's then applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent.

Maturities:                  Each Note will mature on a date (the "MATURITY
                             DATE") not less than nine months after the date of
                             delivery by the Company of such Note. Notes will
                             mature on any date selected by the initial
                             purchaser and agreed to by the Company. "MATURITY"
                             when used with respect to any Note means the date
                             on which the outstanding principal amount of such
                             Note becomes due and payable in full in accordance
                             with its terms, whether at its Maturity Date or by
                             declaration of acceleration, call for redemption,
                             repayment or otherwise.

Issuance:                    All Notes having the same terms will be represented
                             initially by a single Global Note. Each Global Note
                             will be dated and issued as of the date of its
                             authentication by the Trustee.

                             All Discount Notes which have the same terms
                             (collectively, the "ZERO-COUPON TERMS") will be represented initially by a single Global
                             Certificate in fully registered form without coupons.

                             Each Global Note will bear an original issue date
                             (the "ORIGINAL ISSUE DATE"). The Original Issue
                             Date shall remain the same for all Notes subsequently issued upon registration of transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Identification Numbers:      The Company has received from the CUSIP Service
                             Bureau (the "CUSIP SERVICE BUREAU") of Standard &
                             Poor's Corporation ("STANDARD & POOR'S") one series
                             of CUSIP numbers consisting of approximately 900
                             CUSIP numbers for future assignment to Global
                             Notes. The Company will provide DTC and the Trustee
                             with a list of such CUSIP numbers. The Company will
                             assign CUSIP numbers as described below under
                             Settlement Procedure "B". DTC will notify the CUSIP
                             Service Bureau periodically of the CUSIP numbers
                             that the Company has assigned to Global Notes. The
                             Company will reserve additional CUSIP numbers when
                             necessary for assignment to Global Notes and will
                             provide the Trustee and DTC with the list of
                             additional CUSIP numbers so obtained.

Registration:                Unless otherwise specified by DTC, Global Notes
                             will be issued only in fully registered form
                             without coupons. Each Global Note will be
                             registered in the name of Cede & Co., as nominee
                             for DTC, on the Note Register maintained under the
                             Indenture by the Trustee. The beneficial owner of a
                             Note (or one or more indirect participants in DTC
                             designated by such owner) will designate one or
                             more participants in DTC (with respect to such
                             Note, the "PARTICIPANTS") to act as agent or agents
                             for such owner in connection with the book-entry
                             system maintained by DTC, and DTC will record in
                             book-entry form, in accordance with instructions
                             provided by such Participants, a credit balance
                             with respect to such beneficial owner of such Note
                             in the account of such Participants. The ownership
                             interest of such beneficial owner in such Note will
                             be recorded through the records of such
                             Participants or through the separate records of
                             such Participants and one or more indirect
                             participants in DTC.

Transfers:                   Transfers of interests in a Global Note will be
                             accomplished by book entries made by DTC and, in
                             turn, by Participants (and in certain cases, one or
                             more indirect participants in DTC) acting on behalf
                             of beneficial transferors and transferees of such
                             interests.

Exchanges:                   The Trustee, at the Company's request, may deliver
                             to DTC and the CUSIP Service Bureau at any time a
                             written notice of consolidation specifying (a) the
                             CUSIP numbers of two or more Global Notes
                             outstanding on such date that represent Notes
                             having the same terms (except that Issue Dates need
                             not be the same) and for which interest, if any,
                             has been paid to the same date and which otherwise
                             constitute Notes of the same series and tenor under
                             the Indenture, (b) a date, occurring at least 30
                             days after such written notice is delivered and at
                             least 30 days before the next Interest Payment
                             Date, if any, for the related Notes, on which such
                             Global Notes shall be exchanged for a single
                             replacement Global Note; and (c) a new CUSIP
                             number, obtained from the Company, to be assigned
                             to such replacement Global Note. Upon receipt of
                             such a

                             notice, DTC will send to its participants
                             (including the Issuing Agent) and the Trustee a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing, the new CUSIP number and the CUSIP numbers of the exchanged
                             Global Notes will, in accordance with CUSIP Service
                             Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $500,000,000 in aggregate principal or face amount, one replacement
                             Global Note will be authenticated and issued to represent each $500,000,000 of principal or face amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (See "Denominations" below).

Denominations:               Notes will be issued in denominations of $1,000 or
                             more (in multiples of $1,000). Global Notes will be
                             denominated in principal or face amounts not in
                             excess of $500,000,000. If one or more Notes having
                             an aggregate principal or face amount in excess of
                             $500,000,000 would, but for the preceding sentence,
                             be represented by a single Global Note, then one
                             Global Note will be issued to represent each
                             $500,000,000 principal or face amount of such Note
                             or Notes and an additional Global Note will be
                             issued to represent any remaining principal amount
                             of such Note or Notes. In such case, each of the
                             Global Notes representing such Note or Notes shall
                             be assigned the same CUSIP number.

Issue Price:                 Unless otherwise specified in an applicable Pricing
                             Disclosure Material, each Note will be issued at
                             the percentage of principal amount specified in the
                             Pricing Disclosure Material relating to such Note.

Interest:                    Each Note will bear interest at a fixed rate, which
                             may be zero during all or any part of the term in
                             the case of certain Notes issued at a price
                             representing a substantial discount from the
                             principal amount payable at Maturity. Interest on
                             each Note will accrue from the Issue Date of such
                             Note for the first interest period and from the
                             most recent Interest Payment Date to which interest
                             has been paid for all subsequent interest periods.
                             Except as set forth hereafter, each payment of
                             interest on a Note will include interest accrued to
                             but excluding, as the case may be, the Interest
                             Payment Date or the date of Maturity (other than a
                             Maturity Date of a Note occurring on the 31st day
                             of a month in which case such payment of interest
                             will include interest accrued to but excluding the
                             30th day of such month). Any payment of principal,
                             premium or interest required to be made on a day
                             that is not a Business Day (as defined

                             below) may be made on the next succeeding Business
                             Day and no interest shall accrue as a result of any such delayed payment.

                             Each pending deposit message described under Settlement Procedure "C" below will be routed to Standard & Poor's, which will use the message to include certain information regarding the related
                             Notes in the appropriate daily bond report published by Standard & Poor's.

                             Each Note will bear interest from and including its Issue Date at the rate per annum set forth thereon and in the applicable Pricing Disclosure Material until the principal amount thereof is paid, or made available for payment, in full. Unless otherwise specified in the applicable Pricing Disclosure
                             Material, interest on each Note (other than a Zero-Coupon Note) will be payable either monthly, quarterly, semi-annually or annually on each Interest Payment Date and at Maturity (or on the date of redemption or repayment if a Note is repurchased by the Company prior to maturity pursuant to mandatory or optional redemption provisions or the Survivor's Option). Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular
                             Record Date next preceding each Interest Payment
                             Date; provided, however, that interest payable at Maturity, on a date of redemption or in connection with the exercise of the Survivor's Option will be payable to the person to whom principal shall be payable.

                             Any payment of principal, and premium, if any, or interest required to be made on a Note on a day which is not a Business Day need not be made on such day, but may be made on the next succeeding
                             Business Day with the same force and effect as if made on such day, and no additional interest shall accrue as a result of such delayed payment. Unless otherwise specified in the applicable Pricing
                             Disclosure Material, any interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. The interest rates the Company will agree to pay on newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.

                             The Interest Payment Dates for a Note that provides for monthly interest payments shall be the fifteenth day of each calendar month (or the next
                             Business Day if not a Business Day), commencing in the calendar month that next succeeds the month in which the Note is issued. In the case of a Note that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of each third month (or the next Business Day if not a Business Day), commencing in the third succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for semi-annual interest payments, the Interest Payment dates shall be the fifteenth day of each sixth month (or the next

                             Business Day if not a Business Day), commencing in the sixth succeeding calendar month following the month in which the Note is issued. In the case of a Note that provides for annual interest payments, the Interest Payment Date shall be the fifteenth day of every twelfth month (or the next Business
                             Day if not a Business Day), commencing in the twelfth succeeding calendar month following the month in which the Note is issued. The Regular
                             Record Date with respect to any Interest Payment
                             Date shall be the date fifteen calendar days prior to such Interest Payment Date, whether or not such date shall be a Business Day; provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable.

                             Each payment of interest on a Note shall include accrued interest from and including the Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or Maturity Date, as the case may be.

Calculation of Interest:     Unless otherwise specified in the applicable
                             Pricing Disclosure Material, interest on the Notes
                             (including interest for partial periods) will be
                             calculated on the basis of a 360-day year of twelve
                             30-day months. (Examples of interest calculations
                             are as follows: October 1, 2003 to April 1, 2004
                             equals 6 months and 0 days, or 180 days; the
                             interest paid equals 180/360 times the annual rate
                             of interest times the principal amount of the Note.
                             The period from December 3, 2003 to April 1, 2004
                             equals 3 months and 28 days, or 118 days; the
                             interest payable equals 118/360 times the annual
                             rate of interest times the principal amount of the
                             Note.)

Business Day:                "Business Day" means, unless otherwise specified in
                             the applicable Pricing Supplement, any day, other
                             than a Saturday or Sunday, that meets the following
                             applicable requirement: such day is not a day on
                             which banking institutions are authorized or
                             required by law, regulation or executive order to
                             be closed in The City of New York.

Payments of Principal
   and Interest:             Payments of Principal and Interest. Promptly after
                             each Regular Record Date, the Trustee will deliver
                             to the Company and DTC a written notice specifying
                             by CUSIP number the amount of interest, if any, to
                             be paid on each Global Note on the following
                             Interest Payment Date (other than an Interest
                             Payment Date coinciding with a Maturity Date) and
                             the total of such amounts. DTC will confirm the
                             amount payable on each Global Note on such Interest
                             Payment Date by reference to the daily bond reports
                             published by Standard & Poor's. On such Interest
                             Payment Date, the Company will pay to the Trustee,
                             and the Trustee in turn will pay to

                             DTC, such total amount of interest due (other than on the Maturity Date), at the times and in the manner set forth below under "Manner of Payment".
                             If any Interest Payment Date for any Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                             Payments on the Maturity Date. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note representing Notes maturing or subject to redemption (pursuant to a sinking fund or otherwise) or repayment ("MATURITY") in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each Global Note on or about the fifth Business
                             Day preceding the Maturity Date of such Global
                             Note. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Global Note, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under "Manner of Payment". If the Maturity Date of any Global Note is not a Business
                             Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date. Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Note and all other
                             Notes represented by such Global Note, the Trustee will cancel and destroy such Global Note in accordance with the Indenture and so advise the Company.

                             Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or at
                             Maturity shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Global Notes by instructing the Trustee to withdraw funds from an account maintained by the Company with Citibank, N.A. by wire transfer to Citibank, N.A. or as otherwise agreed with the Trustee. The
                             Company will confirm such instructions in writing to the Trustee. Prior to 10:00 a.m., New York City time, on the Maturity Date or as soon as possible thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between DTC and the Trustee, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date.
                             On each Interest Payment Date (other than on the
                             Maturity Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Notes to such Participants.

                             Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Rate Setting
   and Posting:              The Company and the Agents will discuss, from time
                             to time, the aggregate principal amounts of, the
                             Maturities, the Issue Price and the interest rates
                             to be borne by Notes that may be sold as a result
                             of the solicitation of orders by the Agents. If the
                             Company decides to set interest rates borne by any
                             Notes in respect of which the Agents are to solicit
                             orders (the setting of such interest rates to be
                             referred to herein as "POSTING"), or if the Company
                             decides to change interest rates previously posted
                             by it, it will promptly advise the Agents of the
                             prices and interest rates to be posted.

                             The Company will assign a separate CUSIP number for each tranche of Notes to be posted, and will so advise and notify the Trustee and Purchasing Agent of said assignment by telephone and/or by telecopier or other form of electronic transmission. The Purchasing Agent will, in turn, include the assigned CUSIP number on all Posting notices communicated to the Agents and Selling
                             Group members.

Offering of Notes:           In the event that there is a Posting, the
                             Purchasing Agent will communicate to each of the
                             Agents and Selling Group members the aggregate
                             principal amount and Maturities of, along with the
                             interest rates to be borne by, each tranche of
                             Notes that is the subject of the Posting.
                             Thereafter, the Purchasing Agent, along with the
                             other Agents and the Selling Group, will solicit
                             offers to purchase the Notes accordingly.

Purchase of Notes by the
   Purchasing Agent:         The Purchasing Agent will, no later than 4:00 p.m.
                             (New York City time) on the sixth day subsequent to
                             the day on which such Posting occurs, or if such
                             sixth day is not a Business Day, on the preceding
                             Business Day, or on such other Business Day and
                             time as shall be mutually agreed upon by the
                             Company and the Agents (any such day, a "TRADE
                             DAY"), (i) complete, execute and deliver to the
                             Company a Terms Agreement

                             that sets forth, among other things, the amount of each tranche that the Purchasing Agent is offering to purchase or (ii) inform the Company that none of the Notes of a particular tranche will be purchased by the Purchasing Agent.

Acceptance and Rejection
   of Orders:                Unless otherwise agreed by the Company and the
                             Agents, the Company has the sole right to accept
                             orders to purchase Notes and may reject any such
                             order in whole or in part. Unless otherwise
                             instructed by the Company, the Purchasing Agent
                             will promptly advise the Company by telephone of
                             all offers to purchase Notes received by it, other
                             than those rejected by it in whole or in part in
                             the reasonable exercise of its discretion. No order
                             for less than $1,000 principal amount of Notes will
                             be accepted.

                             Upon receipt of a completed and executed Terms
                             Agreement from the Purchasing Agent, the Company will (i) promptly execute and return such Terms
                             Agreement to the Purchasing Agent or (ii) inform the Purchasing Agent that its offer to purchase the Notes of a particular tranche has been rejected, in whole or in part. The Purchasing Agent will thereafter promptly inform the other Agents and participating Selling Group members of the action taken by the Company.

Preparation of Pricing
   Disclosure Material:      If any offer to purchase a Note is accepted by or
                             on behalf of the Company, the Company will provide
                             a Pricing Supplement or a Permitted Free Writing
                             Prospectus (substantially in the form attached to
                             the Selling Agent Agreement as Exhibit D)
                             reflecting the terms of such Note and will have
                             filed such Pricing Supplement or Permitted Free
                             Writing Prospectus with the Commission in
                             accordance with the applicable paragraph of Rule
                             424(b) in the case of a Pricing Supplement, or Rule
                             533 in the case of a Permitted Free Writing
                             Prospectus, and will supply a copy thereof (or
                             additional copies if requested) to the Purchasing
                             Agent, by no later than 11:00 a.m. on the Business
                             Day immediately following the Trade Day, and one
                             copy to the Trustee. The Purchasing Agent will
                             cause the Pricing Disclosure Material to be
                             delivered to each of the other Agents and Selling
                             Group members that purchased such Notes, and each
                             of these, in turn, will, pursuant to the terms of
                             the Selling Agent Agreement and the Master Selected
                             Dealer Agreement, cause to be delivered a copy of
                             the applicable Pricing Supplement or Permitted Free
                             Writing Prospectus to each purchaser of Notes from
                             such Agent or Selling Group member. If the Pricing
                             Disclosure Material do not include a Pricing
                             Supplement, the Company will prepare and file with
                             the Commission in accordance with the applicable
                             paragraph of Rule 424(b) a Pricing Supplement
                             within two

                             Business Days of the Pricing Effective Time.

                             In each instance that a Pricing Supplement or Permitted Free Writing Prospectus is prepared, the
                             Agents will affix the Pricing Supplement or Permitted Free Writing Prospectus to Prospectuses prior to their use. Outdated Pricing Supplements and Permitted Free Writing Prospectuses and the
                             Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Delivery of Confirmation
   and Prospectus to
   Purchaser by Purchasing
   Agent: Subject to "Suspension of Solicitation; Amendment or Supplement" below, the Agents will deliver a Prospectus (including the Pricing Supplement or
                             Permitted Free Writing Prospectus) as herein described with respect to each Note sold by it.

                             For each offer to purchase a Note solicited by an Agent and accepted by or on behalf of the Company, the Purchasing Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the terms of such Note and other applicable details described above and delivery and payment instructions. In addition, the Purchasing Agent will deliver to such purchaser either the Prospectus (including the Pricing Supplement or
                             Permitted Free Writing Prospectus) in relation to such Note or the notice specified in Rule 173 of the Securities Act prior to or together with the earlier of any written offer of such Note, delivery of the confirmation of sale or delivery of the Note.

Settlement:                  The receipt of immediately available funds by the
                             Company in payment for Notes and the authentication
                             and issuance of the Global Note representing such
                             Notes shall constitute "SETTLEMENT" with respect to
                             such Note. All orders accepted by the Company will
                             be settled within one to three Business Days
                             pursuant to the timetable for Settlement set forth
                             below, unless the Company and the purchaser agree
                             to Settlement on a later date, and shall be
                             specified upon acceptance of such offer; provided,
                             however, that in all cases the Company will notify
                             the Trustee on the date issuance instructions are
                             given.

Settlement Procedures:       In the event of a purchase of Notes by any Agent,
                             as principal, appropriate Settlement details, if
                             different from those set forth below, will be set
                             forth in the applicable Terms Agreement to be
                             entered into between such Agent and the Company
                             pursuant to the Selling Agent Agreement. Settlement
                             Procedures with regard to each Note sold by an

                             Agent, as agent for the Company, shall be as follows:

                             A.   After the acceptance of an offer by the
                                  Company with respect to a Note, the Purchasing
                                  Agent will communicate the following details of the terms of such offer (the "NOTE SALE
                                  INFORMATION") to the Company by telephone confirmed in writing or by facsimile transmission or other acceptable written means:

                                  1.   Principal amount of the purchase;

                                  2.   Interest Rate;

                                  3.   Interest Payment Dates;

                                  4.   Settlement Date;

                                  5.   Maturity Date;

                                  6.   Purchase Price;

                                  7. Purchasing Agent's commission determined pursuant to Section IV(a) of the Selling
                                       Agent Agreement;

                                  8.   Net proceeds to the Company;

                                  9.   Trade Date;

                                  10.  If a Note is redeemable by the Company,
                                       such of the following as are applicable:

                                       (i)  The date on and after which such
                                            Note may be redeemed (the
                                            "REDEMPTION COMMENCEMENT DATE"),

                                       (ii) Initial redemption price (% of par),
                                            and

                                       (iii) Amount (% of par) that the initial
                                            redemption price shall decline (but
                                            not below par) on each anniversary
                                            of the Redemption Commencement Date;

                                  11.  Whether the Note has the Survivor's
                                       Option;

                                  12.  If a Discount Note, the total amount of
                                       original issue discount, the yield to
                                       maturity and the initial accrual period
                                       of original issue discount;

                                  13. DTC Participant Number of the institution through which the customer will hold the beneficial interest in the Global

                                       Note; and

                                  14.  Such other terms as are necessary to
                                       complete the applicable form of Note.

                             B.   The Company will advise the Trustee by
                                  telephone (confirmed in writing and signed by an authorized person at any time on the same date) or by facsimile transmission signed by an authorized person of the information set forth in Settlement Procedure "A" above and the name of the Purchasing Agent. The Trustee will assign a CUSIP number to the Global
                                  Security representing such Note. The Trustee will notify the Company and the Purchasing
                                  Agent of such CUSIP number by telephone as soon as practicable.

                             C. The Trustee will communicate to DTC and the Purchasing Agent through DTC's Participant
                                  Terminal System, a pending deposit message specifying the following Settlement information:

                                  1.   The information received in accordance
                                       with Settlement Procedure "A".

                                  2.   The numbers of the participant accounts
                                       maintained by DTC on behalf of the
                                       Trustee and the Purchasing Agent.

                                  3.   The initial Interest Payment Date for
                                       such Note, number of days by which such
                                       date succeeds the related DTC record date
                                       (which term means the Regular Record
                                       Date), and if then calculated, the amount of interest payable on such Initial
                                       Interest Payment Date (which amount shall have been confirmed by the Trustee).

                                  4.   The CUSIP number of the Global Note
                                       representing such Notes.

                                  5.   The frequency of interest.

                                  6.   Whether such Global Note represents any
                                       other Notes issued or to be issued (to
                                       the extent then known).

                             D. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

                             E.   The Trustee will complete and deliver a Global
                                  Note representing such Note in a form that has been approved by the Company, the Agents and the Trustee.

                             F. The Trustee will authenticate the Global Note representing such

                                  Note and maintain possession of such Global
                                  Note.

                             G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the participant account of the Agent maintained by DTC and (ii) debit the settlement account of the Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less the Purchasing Agent's commission. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Note representing such Note has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

                             H.   The Purchasing Agent will enter an SDFS
                                  deliver order through DTC's Participant
                                  Terminal System instructing DTC to (i) debit such Note to the Purchasing Agent's participant account and credit such Note to the participant accounts of the Participants to whom such Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Purchasing Agent maintained by DTC, in an amount equal to the price of the Note so credited to their accounts.

                             I. Transfers of funds in accordance with SDFS deliver orders described in Settlement
                                  Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                             J. The Trustee will credit to an account of the Company maintained at Citibank, N.A. funds available for immediate use in an amount equal to the amount credited to the Trustee's DTC participant account in accordance with
                                  Settlement Procedure "G".

                             K.   The Trustee will send a copy of the Global
                                  Note representing such Note by first-class mail to the Company.

                             L. The Purchasing Agent will confirm the purchase of each Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC's Participant
                                  Terminal System or by mailing a written
                                  confirmation to such purchaser. In all cases the Prospectus, as most recently amended or supplemented, must accompany or precede such confirmation.

                             M. Upon request by the Company, the Trustee will send to the

                                  Company a statement setting forth the
                                  principal amount of Notes outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures
   Timetable:                In the event of a purchase of Notes by the
                             Purchasing Agent, as principal, appropriate
                             Settlement details, if different from those set
                             forth below, will be set forth in the applicable
                             Terms Agreement to be entered into between the
                             Purchasing Agent and the Company pursuant to the
                             Selling Agent Agreement.

                             For orders of Notes solicited by an Agent, as agent, and accepted by the Company, Settlement
                             Procedures "A" through "M" shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement:                  Procedure   Time

                             A           4:00 p.m. on the Trade Day.
                             B           5:00 p.m. on the Trade Day.
                             C           2:00 p.m. on the Business Day before
                                         the Settlement Date.
                             D           10:00 a.m. on the Settlement Date.
                             E           12:00 p.m. on the Settlement Date.
                             F           12:30 p.m. on the Settlement Date.
                             G-H         2:00 p.m. on the Settlement Date.
                             I           4:45 p.m. on the Settlement Date.
                             J-L         5:00 p.m. on the Settlement Date
                             M           At the request of the Company.

                             NOTE: The Pricing Disclosure Material as most recently amended or supplemented must accompany or precede any written confirmation given to the customer (Settlement Procedure "L"). Settlement
                             Procedure "I" is subject to extension in accordance with any extension Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                             If Settlement of a Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:           If the Trustee fails to enter an SDFS deliver order
                             with respect to a Note pursuant to Settlement
                             Procedure "G", the Trustee may deliver to DTC,
                             through DTC's Participant Terminal System, as soon
                             as practicable a withdrawal message instructing DTC
                             to debit such Note to the participant account of
                             the Trustee maintained at DTC. DTC will process the
                             withdrawal message; provided, that, such
                             participant account contains Notes having the same
                             terms and having a principal amount that is at
                             least equal to the principal amount of such Note to
                             be debited. If withdrawal messages are processed
                             with respect to all the Notes issued or to be
                             issued represented by a Global Note, the Trustee
                             will cancel such Global Note in accordance with the
                             Indenture, make appropriate entries in its records
                             and so advise the Company. The CUSIP number
                             assigned to such Global Note shall, in accordance
                             with CUSIP Service Bureau procedures, be cancelled
                             and not immediately reassigned. If withdrawal
                             messages are processed with respect to one or more,
                             but not all, of the Notes represented by a Global
                             Note, the Trustee will exchange such Global Note
                             for two Global Notes, one of which shall represent
                             such Notes and shall be cancelled immediately after
                             issuance, and the other of which shall represent
                             the remaining Notes previously represented by the
                             surrendered Global Note and shall bear the CUSIP
                             number of the surrendered Global Note. If the
                             purchase price for any Note is not timely paid to
                             the Participants with respect to such Note by the
                             beneficial purchaser thereof (or a person,
                             including an indirect participant in DTC, acting on
                             behalf of such purchaser), such Participants and,
                             in turn, the related Agent may enter SDFS deliver
                             orders through DTC's participant Terminal System
                             reversing the orders entered pursuant to Settlement
                             Procedures "G" and "H", respectively. Thereafter,
                             the Trustee will deliver the withdrawal message and
                             take the related actions described in the preceding
                             paragraph. If such failure shall have occurred for
                             any reason other than default by the Agent in the
                             performance of its obligations hereunder or under
                             the Selling Agent Agreement, the Company will
                             reimburse the Agent on an equitable basis for its
                             loss of the use of funds during the period when
                             they were credited to the account of the Company.

                             Notwithstanding the foregoing, upon any failure to settle with respect to a Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of Notes that were to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures
                             "D" and "E", for the authentication and issuance of a Global Note representing the other Notes to have been represented by such Global Note and will make appropriate entries in its records.

Procedure for Rate
   Changes: Each time a decision has been reached to change rates, the Company will promptly advise the Agents of the new rates, who will forthwith suspend solicitation of purchases of Notes at the prior rates. The Agents may telephone the Company with recommendations as to the changed interest rates.

Suspension of
   Solicitation; Amendment
   or Supplement:            Subject to the Company's representations,
                             warranties and covenants contained in the Selling
                             Agent Agreement, the Company may instruct the
                             Agents to suspend at any time for any period of
                             time or permanently, the solicitation of orders to
                             purchase Notes. Upon receipt of such instructions
                             (which may be given orally), each Agent will
                             forthwith suspend solicitation until such time as
                             the Company has advised it that solicitation of
                             offers to purchase may be resumed.

                             In the event that at the time the Company suspends solicitation of offers to purchase there shall be any orders outstanding for settlement, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                             If the Company decides to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents and the Trustee with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agent
                             Agreement. Subject to the provisions of the Selling
                             Agent Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents and the Trustee with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission.

Trustee Not to Risk Funds:   Nothing herein shall be deemed to require the
                             Trustee to risk or expend its own funds in
                             connection with any payment to the Company, or the
                             Agents or the purchasers, it being understood by
                             all parties that payments made by the Trustee to
                             either the Company or the Agents shall be made only
                             to the extent that funds are provided to the
                             Trustee for such purpose.

Advertising Costs:           The Company shall have the sole right to approve
                             the form and substance of any advertising an Agent
                             may initiate in connection with such Agent's
                             solicitation to purchase the Notes. The expense of
                             such advertising will be solely the responsibility
                             of such Agent, unless otherwise agreed to by the
                             Company.

                                    EXHIBIT C

                           UNITED PARCEL SERVICE, INC.
                                    UPS Notes
                                 TERMS AGREEMENT

                                                             __________ __, 20__

United Parcel Service, Inc.
55 Glenlake Parkway, N.E.
Atlanta, Georgia 30328

The undersigned agrees to purchase the following aggregate principal amount of
Notes:

$__________

The terms of such Notes shall be as follows:

CUSIP Number: __________

Interest Rate: __________%

Maturity Date: __________

Price to Public: __________

Agent's Concession: __________%

Settlement Date, Time
     and Place: ____________________

Survivor's Option: ____________________

Interest Payment Dates: __________

Optional Redemption, if any: __________

     Initial Redemption Date: __________

     Redemption Price: Initially % of Principal Amount and declining __________% of the Principal Amount on each anniversary of the Initial Redemption Date until the Redemption Price is 100% of the Principal Amount.

[Any other terms and conditions agreed to by such Agent and the Company]

                                        [NAME OF PURCHASING AGENT]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACCEPTED:

UNITED PARCEL SERVICE, INC.


By:
    ---------------------------------
Name:
     --------------------------------
Title:
       ------------------------------

                                    EXHIBIT D

               FORM OF PRICING SUPPLEMENT/FREE WRITING PROSPECTUS

Filed Under Rule 424(b)(2) / Filed Under Rule 433

Registration Statement No. 333-108272
Pricing Supplement Number 26, Dated November 27, 2006
(To: Prospectus Dated September 8, 2003, as supplemented by Prospectus Supplement Dated November 17, 2006)

                           United Parcel Service, Inc.

                                    UPS Notes

             With Maturities of 9 Months or More from Date of Issue

Offering Dates: November 27, 2006 through December 4, 2006
Trade Date: December 4, 2006 @12:00 PM ET
Settle Date: December 7, 2006
Minimum Denomination/Increments: $1,000.00/$1,000.00

  CUSIP or                                                               Discounts and
Common Code   Interest Rate (1)   Maturity Date   Price to Public (2)   Commissions (2)
-----------   -----------------   -------------   -------------------   ---------------
 91131UHK3          4.25%            09/15/15             100%                1.5%

Interest Payment
   Frequency                           Subject to     Dates and terms of redemption
  (begin date)     Survivor's Option   Redemption   (including the redemption price)
----------------   -----------------   ----------   --------------------------------
 semi-annually            Yes              Yes                100% 03/15/05
   (09/15/04)                                           semi-annually thereafter

(1) The interest rates on UPS Notes may be changed by the issuer from time to time, but any such change will not affect the interest rate on any UPS Notes offered prior to the effective date of the change.

(2)  Expressed as a percentage of the aggregate principal amount.

United Parcel Service, Inc. ("UPS") has filed a registration statement (including prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and the other documents UPS has filed with the SEC for more complete information about UPS and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, UPS, any selling agent participating in the offering will arrange to send you the prospectus if you request it by calling (___)___-___.

Agents: LaSalle Financial Services, Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Samuel A. Ramirez & Co., Inc., Muriel Siebert & Co., Inc., UBS Securities LLC and Wachovia Securities LLC

                                    EXHIBIT E

                    Form of Master Selected Dealer Agreement

[Name of Broker-Dealer]
[Broker-Dealer's Address]

Dear Selected Dealer:

     In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

          1. Applicability of this Agreement. The terms and conditions of this Agreement shall be applicable to any public offering of securities ("SECURITIES") pursuant to a registration statement filed under the Securities Act of 1933 (the "SECURITIES ACT"), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein LaSalle Financial Services, Inc. ("AAFS") (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected broker-dealers ("SELECTED DEALERS") and has expressly informed you that such terms and conditions shall be applicable. Any such offering of Securities to you as a Selected Dealer is hereinafter called an "OFFERING". In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate ("UNDERWRITERS"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.

          2. Conditions of Offering; Acceptance and Purchases. Any Offering will be subject to delivery of the Securities and their acceptance by us and any other Underwriters, may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. We will advise you by telegram, telex or other form of written communication ("WRITTEN COMMUNICATION", which term, in the case of any Offering described in Section 3(a) or 3(b) hereof, may include a prospectus or offering circular) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in
Section 3(c) hereof) of any Offering in which you are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to LaSalle Financial Services, Inc., 327 Plaza Real, Suite 225, Boca Raton, Florida 33432 (Telecopy: (561) 416-6180). We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Securities purchased


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by you shall be paid for on such date as we shall determine, on one business day's prior notice to you, by certified or official bank check, in an amount equal to the Public Offering Prices (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in immediately available funds to the order of LaSalle Financial Services, Inc., against delivery of the Securities. If Securities are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

          3. Representations, Warranties and Agreements.

          (a) Registered Offerings. In the case of any Offering of Securities that are registered under the Securities Act ("REGISTERED OFFERING"), we shall provide you with such number of copies of the Pricing Disclosure Material relating thereto as you may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and the applicable rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder. You represent and warrant that you are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that you will comply therewith. You agree to make a record of your distribution of each preliminary prospectus and, when furnished with copies of any revised preliminary prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a preliminary prospectus. You agree that in purchasing Securities in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriter to give any information or to make any representation not contained in the prospectus in connection with the sale of such Securities.

          (b) Offerings Pursuant to Offering Circular. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, including, without limitation, an Offering of "exempted securities" as defined in Section 3(a)(12) of the Exchange Act (an "EXEMPTED SECURITIES OFFERING"), we shall provide you with such number of copies of each preliminary offering circular and of the final offering circular relating thereto as you may reasonably request. You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.


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          (c) Offer and Sale to the Public. With respect to any Offering of
Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to broker-dealers and the time when you may commence selling Securities to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance (if any) to broker-dealers. The offering price, selling concession and reallowance (if any) to broker-dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the "PUBLIC OFFERING PRICE", the "CONCESSION" and the "REALLOWANCE". With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 5 hereof, you agree to offer Securities to the public at no more than the Public Offering Price. If notified by us, you may sell securities to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the Concession. If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to broker-dealers (i) who are actually engaged in the investment banking or securities business, (ii) who execute the written agreement prescribed by Rule 2740(c) of the Conduct Rules of the National Association of Securities Dealers. Inc. (the "NASD") and (iii) who, if they are foreign banks, broker-dealers or institutions not eligible for membership in the NASD, represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, broker-dealers and institutions set forth in Section 3(e) hereof.

          (d) Over-allotment; Stabilization; Unsold Allotments. We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities. You agree not to purchase and sell Securities for which an order from a client has not been received without our consent in each instance. You further agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Securities purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker's commissions or dealer's mark-up, if any, paid in connection with such purchase or contract to purchase.

          (e) NASD. You represent and warrant that you are actually engaged in the investment banking or securities business. In addition, you further represent and warrant that you are either (i) a member in good standing of the NASD(ii) a foreign bank, broker-dealer or institution not eligible for membership in the NASD which agrees not to make any sales within


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the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making any other sales to comply with the NASD's interpretation with respect to free riding and withholding, or
(iii), solely in connection with an Exempted Securities Offering, a bank, as defined in Section 3(a)(6) of the Exchange Act, that does not otherwise fall within provision (i) or (ii) of this sentence (a "BANK"). You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the NASD's interpretation with respect to review of corporate financing as such requirements relate to such Offering.

          You agree that, in connection with any purchase or sale of the Securities wherein a selling Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of Rule 2740 of the Conduct Rules of the NASD, (2) if you are a non-NASD member broker or dealer in a foreign country, you will also comply (a), as though you were an NASD member, with the provision of Rules 2730, 2740 and 2750 of the Conduct Rules and (b) with Rule 2420 of the Conduct Rules as that Rule applies to a non-NASD member broker or dealer in a foreign country and (3), in connection with an Exempted Securities Offering, if you are a Bank, you will also comply, as though you were an NASD member, with the provision of Rules 2730, 2740 and 2750 of the Conduct Rules.

          You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a selling Concession, discount or other allowance is granted to you, clauses (1), (2) and (3) of the preceding paragraph will be applicable.

          (f) Relationship among Underwriters and Selected Dealers. We may buy Securities from or sell Securities to any Underwriter or Selected Dealer and the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering Price less all or any part of the Reallowance. You are not authorized to act as agent for us, any Underwriter or the issuer or other seller of any Securities in offering Securities to the public or otherwise. Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers (including you), or any of them, constitute an association, an unincorporated business or other


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entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

          (g) Blue Sky Laws. Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.

          (h) Compliance with Law. You agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder, the applicable rules and regulations of the NASD, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable laws, rules and regulations specified in Section 3(b) hereof.

          (i) Registration of the Securities. You are aware that no action has been or will be taken by the issuer of the Securities that would permit the offer or sale of the Securities or possession or distribution of the Prospectus or any other offering material relating to the Securities in any jurisdiction where action for that purpose is required, other than registering the Securities under the Securities Act in the case of a Registered Offering. Accordingly, you agree that you will observe all applicable laws and regulations in each jurisdiction in or from which you may directly or indirectly acquire, offer, sell, or deliver Securities or have in your possession or distribute the Prospectus or any other offering material relating to the Securities, and you will obtain any consent, approval or permission required by you for the purchase, offer, or sale by you of the Securities under the laws and regulations in force in any such jurisdiction to which you are subject or in which you make such purchase, offer, or sale. Neither the issuer of the Securities nor AAFS or any Selected Dealers or Underwriters shall have any responsibility for determining what compliance is necessary by you or for your obtaining such consents, approvals, or permissions. You further agree that you will take no action that will impose any obligations on the issuer of the Securities, AAFS, or any Selected Dealers or Underwriters. Subject as provided above, you shall, unless prohibited by applicable law, furnish to each person to whom you offer, sell or deliver Securities a copy of the Prospectus (as then amended or supplemented) or (unless delivery of the Prospectus is required by applicable law) inform each such person that a copy thereof (as then amended or supplemented) will be made available upon request. You are not authorized to give any information or to make any representation not contained in the Prospectus or the documents incorporated by reference or specifically referred to therein in connection with the offer and sale of the Securities. In the case of an Exempted Securities Offering, all references to "Prospectus" in this section shall be interpreted to mean "offering circular."

          4. Indemnification. You agree to indemnify and hold harmless LaSalle Financial Services, Inc., the issuer of the Securities, each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) LaSalle Financial Services, Inc. or the issuer of the Securities, and their respective directors, officers and


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employees from and against any and all losses, liabilities, costs or claims (or actions in respect thereof) (collectively, "LOSSES") to which any of them may become subject (including all reasonable costs of investigating, disputing or defending any such claim or action), insofar as such Losses arise out of or are in connection with the breach of any representation, warranty or agreement made by you herein.

          If any claim, demand, action or proceeding (including any governmental investigation) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party, the indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnified party may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. Such firm shall be designated in writing by the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          The indemnity agreements contained in this Section and the representations and warranties by you in this Agreement shall remain operative and in full force and effect regardless of: (i) any termination of this Agreement; (ii) any investigation made by an indemnified party or on such party's behalf or any person controlling an indemnified party or by or on behalf of the indemnifying party, its directors or officers or any person controlling the indemnifying party; and (iii) acceptance of and payment for any Securities.

          5. Termination, Supplements and Amendments. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof and supercedes all prior oral or written agreements between the parties hereto or their predecessors with regard to the subject matter hereof. This Agreement may be terminated by Written Communication from you to AAFS or from AAFS to you. Until so terminated, this Agreement shall continue in full force and effect. This Agreement may be supplemented or amended by us by written notice


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thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date you received such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

          6. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in
Section 1 hereof, and the respective successors and assigns of each of them.

          7. Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.


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     Please confirm by signing and returning to us the enclosed copy of this
Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 5 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 3 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you have requested and received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

                                        Very truly yours,

                                        LASALLE FINANCIAL SERVICES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CONFIRMED:  ________ __, 200_


-------------------------------------
(NAME OF BROKER-DEALER)


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


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                                 (UPS(TM) LOGO)


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